UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 27, 2018

Delta Apparel, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina		29601
(Address of principal executive offices)		(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On December 27, 2018, Delta Apparel, Inc. (the “Company”), Parkdale Mills, Inc., a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, “Parkdale”) entered into a Fifth Amendment to Yarn Supply Agreement (the “Fifth Amendment”). The Fifth Amendment amended the terms of the Yarn Supply Agreement dated as of January 5, 2005, between the Company and Parkdale (the “Yarn Supply Agreement”), which was previously amended by the First Amendment to Yarn Supply Agreement dated as of June 26, 2009 (the “First Amendment”), the Second Amendment to Yarn Supply Agreement dated as of October 21, 2011 (the “Second Amendment”), the Third Amendment to Yarn Supply Agreement dated as of March 11, 2013 (the “Third Amendment”), and the Fourth Amendment to Yarn Supply Agreement dated as of December 11, 2015 (the “Fourth Amendment”). Pursuant to the Yarn Supply Agreement, as amended, the Company purchases from Parkdale all yarn required by the Company and its wholly-owned subsidiaries for use in its manufacturing operations (excluding yarns that Parkdale did not manufacture as of the date of the Yarn Supply Agreement in the ordinary course of its business or due to temporary Parkdale capacity restraints).

Pursuant to the Fifth Amendment, the term of the Yarn Supply Agreement was extended until December 31, 2021. In addition, certain waste factors and conversion prices used to calculate the price of yarn purchased pursuant to the Yarn Supply Agreement were amended, with the new waste factors and pricing effective on January 1, 2019.

The foregoing description of the Fifth Amendment is not complete and is qualified in its entirety by the actual provisions of the Fifth Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

The Yarn Supply Agreement was filed as Exhibit 10.29 to the Company's Form 10-Q filed on February 9, 2005, the First Amendment was filed as Exhibit 10.7.1 to the Company's Form 10-K filed on August 28, 2009, the Second Amendment was filed as Exhibit 10.1 to the Company's Form 8-K filed on October 25, 2011, the Third Amendment was filed as Exhibit 10.1 to the Company's Form 8-K filed on March 14, 2013, and the Fourth Amendment was filed as Exhibit 10.6.4 to the Company's Form 10-K filed on December 15, 2015. The Yarn Supply Agreement, the First Amendment, the Second Amendment, Third Amendment, and the Fourth Amendment are incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Yarn Supply Agreement dated December 27, 2018, between Delta Apparel, Inc. and Parkdale Mills, Inc. and Parkdale America, LLC.*
* Portions of this agreement have been omitted pursuant to a request for confidential treatment and have been filed separately with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	December 28, 2018	/s/ Justin M. Grow
Justin M. Grow
Vice President of Administration & General Counsel